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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM  8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 6, 2001
                                                --------------------------------

                      Interep National Radio Sales, Inc.
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              (Exact Name of Registrant as Specified in Charter)

          New York                    000-28395                  13-1865151
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

    100 Park Avenue, New York, New York                      10017
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  (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code           (212) 916-0700
                                                        ------------------------


________________________________________________________________________________
        (Former name or former address, if changed since last report.)
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Item 5.  Other Events.

         On June 6, 2001, we entered into a Settlement Agreement with Clear Channel Communications, Inc. and Katz Communications, Inc., pursuant to which we settled and terminated the litigation that we commenced against them in April 2000. All parties have released and discharged all claims and counterclaims asserted against the others in the litigation.

                                   Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  INTEREP NATIONAL RADIO SALES, INC.
                                  (Registrant)


Date:  June 8, 2001               By: /s/ William J. McEntee, Jr.
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                                     William J. McEntee, Jr.
                                     Vice President and
                                     Chief Financial Officer

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